SUPPLEMENT DATED SEPTEMBER 25, 1997

TO PROSPECTUS
DATED MAY 1, 1997
for
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES issued by
FARM BUREAU LIFE INSURANCE COMPANY

	At page 17, in the section titled "The Policy," the language describing the "Exchange Privilege" is replaced with the following:

The Company will permit the owner of a flexible premium fixed-benefit life insurance policy issued by the Company or Western Farm Bureau Life Insurance Company (a company held by the same holding company as the Company) ("fixed-benefit policy"), within 12 months of the policy date shown in such policy, to exchange his fixed-benefit policy for a Policy on the life of the Insured. After the first 12 months of the policy date shown in the fixed-benefit policy (forms #734-112 and #834-112 only), the Company will permit the owner of such policy to exchange his fixed-benefit policy for a Policy when the owner applies for an increase of $25,000 or more in Specified Amount.

The Policy Date will be the date the application for the Policy is signed. If an exchange occurs in the first 12 months, the Policy will have a Specified Amount equal to the specified amount of the fixed-benefit policy and will require no evidence of insurability to exercise the exchange privilege. The Insured will be placed in the premium class applicable to the initial specified amount under the fixed-benefit policy, unless there has been an underwritten increase in specified amount, in which event the Insured will be placed, with respect to the entire Specified Amount under the Policy, in the premium class applicable to such increase in specified amount.

If an exchange occurs after the first 12 months, the Policy will have a Specified Amount equal to the specified amount of the fixed-benefit policy plus the increase to purchase a Policy, and the increase will require underwriting to exercise the exchange privilege. The Insured will be placed in the premium class applicable to the initial specified amount under the fixed-benefit policy, unless there has been an underwritten increase in specified amount, in which event the Insured will be placed, with respect to the entire amount exchanged, in the premium class applicable to such increase in specified amount. With regard to the increase in Specified Amount, the Insured will be placed in the premium class applicable to the increase.

The net cash value of the fixed-benefit policy will initially be allocated to the Money Market Subaccount. When the Company receives, at its Home Office, a notice signed by the Policyowner that the Policy has been received and accepted, the policy's cash value in the Money Market Subaccount automatically will be allocated, without charge, among the Subaccounts and the Declared Interest Option pursuant to the allocation instructions set forth in the application for the Policy.

The Company will waive the sales charge and premium taxes (see "CHARGES AND DEDUCTIONS-Premium Expense Charge-Sales Charge and -Premium Taxes") on the net cash value of the fixed-benefit policy applied to the Policy pursuant to an exchange. In addition, the Company will assess the First Year Monthly Administrative Charge (see "CHARGES AND DEDUCTIONS-Monthly Deduction-First Year Monthly Administrative Charge") only to the extent that 12 monthly per $1,000 charges under the fixed-benefit policy have not been assessed. An increase in Specified Amount related to a fixed -benefit policy exchanged after the first 12 months will be assessed the First Year Monthly Administrative Charge. Otherwise, charges and deductions will be made in the manner and amounts described elsewhere in the Prospectus.

With regard to an exchange after the first 12 months of the fixed -benefit policy, the incontestable and suicide provisions of the Policy will apply only to the increased amount of coverage, except for any period remaining on the fixed-benefit policy.

An exchanging owner will not be permitted to carry over an outstanding loan under his fixed-benefit policy. Any outstanding loan and loan interest must be repaid prior to the date of exchange. If not repaid prior to the date of exchange, the amount of the outstanding loan and interest thereon will be reflected in the net cash value of the fixed-benefit policy. To the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to the amount of such loan (including any due and unpaid interest on such loan). (See "FEDERAL TAX MATTERS-Tax Treatment of Policy Benefits.")

Riders issued on the original fixed-benefit policy which are not offered in the Policy will not be available on the new Policy.
Riders which are available may be exchanged to the new Policy.

Registered representatives will receive commissions on the increase in face amount only.

The Policy differs from a fixed-benefit policy in many
Significant respects. Most importantly, the Cash Value under this Policy may consist, entirely or in part, of Subaccount value which fluctuates in response to the net investment return of the Variable Account. In contrast, the cash values under a fixed-benefit policy always reflect interest credited by the Company. While a minimum rate of interest is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, cash values under a fixed-benefit policy reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

Other significant differences between the Policy and a fixed-benefit policy include: (1) additional charges applicable under the Policy not found in a fixed-benefit policy; (2) different surrender charges; (3) different death benefits; and (4) differences in federal and state laws and regulations applicable to each of the types of policies.

Owners of a fixed-benefit policy should carefully consider whether it will be advantageous to replace a fixed-benefit policy with a Policy. It may not be advantageous to exchange a fixed-benefit policy for a Policy (or to surrender in full or in part a fixed-benefit policy and use the surrender or partial surrender proceeds to purchase a Policy.)

The Company believes that an exchange of a fixed-benefit policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code of 1986, as amended. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. (See "FEDERAL TAX MATTERS-Tax Treatment of Policy Benefits.")

If you surrender your fixed-benefit policy in whole or in part and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy, it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income.

Owners of a fixed-benefit policy should consult their tax advisers before exchanging a fixed-benefit policy for this Policy, or before surrendering in whole or in part their fixed-benefit policy and using the proceeds to purchase a Policy.